Investor Presentation July 29, 2024

Safe Harbor Statement Cautionary Note Regarding Forward-Looking Statements The information contained in this report may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words "believe," "anticipate," "estimate," "expect," "project," "target," "goal" and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality, growth and composition of our loan and investment portfolios; and estimates of our risks and future credit provisions, costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to those set forth below: • Operating, legal and regulatory risks; • Economic, political and competitive forces; • General economic conditions, either nationally or in our market areas, that are worse than expected, including as a result of employment levels and labor shortages, and the effect of inflation, a potential recession or slowed economic growth caused by supply chain disruptions or otherwise; • Legislative, regulatory and accounting changes, including increased assessments by the Federal Deposit Insurance Corporation; • Monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; • Demand for our financial products and services in our market area; • Major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies; • Inflation or volatility in interest rates that reduce our margins and yields, the fair value of financial instruments or our level of loan originations or prepayments on loans we have made and make or the sale of loans or other assets and/or lead to higher operating costs and higher costs to retain or attract deposits; • Fluctuations in real estate values in our market area; • A failure to maintain adequate levels of capital and liquidity to support our operations; • The composition and credit quality of our loan and investment portfolios; • Changes in the level and direction of loan delinquencies, classified and criticized loans and charge-offs and changes in estimates of the adequacy of the allowance for credit losses; • Changes in the economic and other assumptions utilized to calculate the allowance for credit losses; • Our ability to access cost-effective funding; • Changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; • Our ability to implement our business strategies; • Our ability to manage market risk, credit risk, interest rate risk and operational risk; • Timing and amount of revenue and expenditures; • Adverse changes in the securities markets; • The impact of any military conflict, terrorist act or other geopolitical acts; 2

Safe Harbor Statement (cont’d) Cautionary Note Regarding Forward-Looking Statements • Our ability to enter new markets successfully and capitalize on growth opportunities; • Competition for loans, deposits and employees; • System failures or cyber-security breaches of our information technology infrastructure and those of our third-party service providers; • The failure to maintain current technologies and/or to successfully implement future information technology enhancements; • Our ability to retain key employees; • Other risks and uncertainties, including those occurring in the U.S. and international financial systems; and • The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These forward-looking statements speak only as of the date of the report. Univest Financial Corporation (the Corporation) expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Corporation's expectations with regard to any change in events, conditions or circumstances on which any such statement is based. 3

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These non-GAAP measures include tangible common equity, core net interest income excluding PPP, core noninterest expense excluding purchase accounting (“PA”), core tax equivalent revenue, core pre-tax pre- provision income less net charge-offs (“PTPP-NCO”), average assets excluding PPP, and average interest earning assets excluding excess liquidity and PPP. Management uses these “non-GAAP” measures in its analysis of the Corporation’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Corporation believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. 4

COMPANY OVERVIEW

Univest Company Overview • Headquartered in Souderton, Pennsylvania (Montgomery County) • Bank founded in 1876, holding company formed in 1973 • Engaged in financial services business, providing full range of banking, insurance and wealth management services ◦ Comprehensive financial solutions delivered locally • Experienced management team with proven performance track record • Primarily serving thirteen counties in the Southeastern and Central regions of Pennsylvania, six counties in Western Pennsylvania, three counties in Southern New Jersey and four counties in Maryland • Operating leverage and scale with $7.9 billion of assets, $5.0 billion of assets under management and supervision and agent for $218 million of underwritten insurance premiums as of 6/30/24 6

UVSP by the Numbers 7 7th Largest Diversified Financial Institution Headquartered in PA 3.2%1 Core PTPP-NCO2 <--5-year CAGR--> 7.4% TBV/Share Conservatively Managed Organic Growth Engine ~25% - 30% Fee Income Business Revenue/Total 9.9% 5-yr CAGR Organic Loan Growth w/ Exceptional Asset Quality 9.5% 5-yr CAGR Organic Core Deposit Growth 1st Largest Bank-owned Insurance Agency in PA 4th Largest Bank-owned Wealth Management business in PA 1. 5-year CAGR is calculated by comparing 2019 Core PTPP-NCO2 to annualized 2024 Core PTPP-NCO2. 2. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation.

Deposits and Liquidity Highlights (As of June 30, 2024) 8 Committed borrowing capacity of $3.6 billion ($2.3 billion available1) Estimated unprotected deposits totaled $1.4 billion3 or 22.1% of total deposits Noninterest-bearing deposits represent 21.5% of total deposits Prudently managed investment portfolio: ~ 6% of total assets Unrealized loss ~ 7%4 of equity5 Brokered deposits totaled $441.8 million or 5.6% of total assets. Additional available liquidity from brokered deposits totals $1.1 billion2 Uncommitted funding sources of $459.0 million 1. Reflects usage of $250.0 million of FHLB advances and $1.044 billion of letters of credit used to collateralize public fund deposits 2. Brokered Deposit policy limit allows for a maximum of 20% of assets 3. Excludes insured, collateralized and internal accounts 4. Includes AFS and HTM investments 5. Excludes AOCI impact of unrealized losses on AFS investments

Executive Leadership Team 9 Name Age Tenure (yrs) with Univest Title Jeffrey M. Schweitzer 51 16 Chairman, President and CEO, Univest Financial Corporation Michael S. Keim 56 15 Chief Operating Officer, Univest Financial Corporation and President, Univest Bank and Trust Co. Brian J. Richardson 41 8 Chief Financial Officer Megan D. Santana 49 8 Chief Risk Officer and General Counsel Patrick C. McCormick 47 2 Chief Commercial Banking Officer John T. Haurin 59 8 President, Commercial Banking, East Penn and NJ Division Thomas J. Jordan 56 8 President, Commercial Banking, Central PA Division Christopher M. Trombetta 54 2 President, Commercial Banking, Western PA Division Matthew L. Cohen 41 2 President, Commercial Banking, Maryland Division Ronald R. Flaherty 57 15 President, Univest Insurance, LLC David W. Geibel 51 10 President, Girard (Univest Wealth Management Division) William J. Clark 60 18 President, Univest Capital, Inc. Brian E. Grzebin 53 6 President, Mortgage Banking Division Eric W. Conner 53 18 Chief Information Officer M. Theresa Fosko 54 20 Director of Human Resources Briana Dona 43 23 Managing Director of Innovation Joseph A. Pensabene 57 1 Managing Director of Operations Neil D. McHugh 44 0 Managing Director, Deposit Strtegy & Program (joined Univest September 2023) Eleni S. Monios 60 1 Chief Credit Officer 9

Univest Primary Physical Service Area 10 KEY Headquarters Financial Center Regional Center Regional Center (Deposit Taking) Insurance Western PA Maryland Southeastern PA, Central PA and New Jersey

2024 Strategy 11 Growth in Non-Interest Income Businesses: ■ Prioritize sustainable growth in non-interest income businesses as these businesses are less capital and liquidity intensive Improve Operating Leverage: ■ Execute on cost saving initiatives ■ Leverage investments in technology and process enhancements to drive efficiencies Balance Sheet Optimization: ■ Maintain net interest margin with peer competitive metrics ■ Execute a diversified deposit sourcing strategy ■ Manage loan growth focusing on full relationship customers and prioritizing comprehensive relationships Digital Transformation: ■ Launch loan and deposit tools to increase capture of small business customers ■ Utilize recent technology investments to deepen relationships with existing customers ■ Leverage professional service relationships to enhance digital marketing capabilities Human Capital: ■ Continue to develop and evolve mentor and internship programs ■ Pilot two employee resource groups

Attractive Investment Opportunity 12 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based on price of $27.98 (represents average closing price 7/22/24-7/26/24). 3. Based on analyst average consensus of $2.19 EPS for 2025 (KBW projection of $2.20, Piper Sandler projection of $2.33 and Stephens projection of $2.04). 16.14% 13.55% 1.33% 1.16% 12.45% 10.61% Core PTPP-NCO ROATE Core PTPP-NCO ROAA Core PTPP-NCO ROAE 2023 YTD Q2 2024 —% 10.00% 20.00% 30.00% Strong Earnings Performance1 Dividend Yield 3.00% (2) 12.8x Projected 2025 EPS (2)(3) Attractive Valuation Super-Community Bank Headquartered in attractive Southeastern Pennsylvania market Opportunity and ability to scale and obtain operating leverage Diversified lines of business and revenue streams (i.e. Noninterest Income represents ~25% - 30% of total revenue) 1.2x Tangible Book Value per Share (1)(2)

SUMMARY FINANCIAL HIGHLIGHTS

YTD Q2 2024 Results 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Includes PA capital stock tax expense - increases efficiency ratio by approximately 180 bps 14 Earnings Loans & Deposits Key Ratios Reported Earnings: $38.4 million $1.30 per Share Core PTPP-NCO1: $44.5 million Reported ROAA: 1.00% Core PTPP-NCO ROAA1: 1.16% Reported ROATE 1: 11.69% Core PTPP-NCO ROATE 1: 13.55% Annualized Loan Growth: 3.6% Annualized Deposit Growth: 3.8% Average Loan to Deposit Ratio: 104.3% Net Interest Margin1 (tax- equivalent) Reported Efficiency Ratio2 Non-Performing Assets to Total Assets Tangible Equity1 to Tangible Assets Tangible Book Value Per Share 2.86% 65.8% 0.47% 8.81% $23.17

$64,978 $68,620 $84,911 $85,340 $87,236 $108,434 $100,321 $44,490 2017 2018 2019 2020 2021 2022 2023 YTD Q2 2024 $— $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Core Pre-Tax Pre-Provision Income less Net Charge-Offs1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 15

$14.44 $15.24 $17.01 $17.66 $20.14 $20.42 $22.41 $23.17 2017 2018 2019 2020 2021 2022 2023 YTD Q2 2024 $— $5.00 $10.00 $15.00 $20.00 $25.00 Tangible Book Value Per Share1 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Assumes no Wealth Management or Insurance acquisitions. Target 8-10% Annual Growth 2 2017 - 2024 CAGR = 7.5% 16 12/31/23 vs 6/30/24 $22.41 $1.31 $(0.43) $(0.12) $23.17 12/31/23 Earnings Buybacks, Dividends, Other AOCI 6/30/2024 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 1 12/31/17 vs 6/30/24 $14.44 $15.07 $(5.10) $(1.24) $23.17 12/31/17 Earnings Buybacks, Dividends, Other AOCI 6/30/2024 $— $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00

Core PTPP- NCO ROAA & ROTE 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 1.49% 1.45% 1.63% 1.51% 1.37% 1.56% 1.33% 1.16% 2017 2018 2019 2020 2021 2022 2023 YTD Q2 2024 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 19.54% 16.33% 18.20% 17.58% 15.77% 18.53% 16.14% 13.55% 2017 2018 2019 2020 2021 2022 2023 YTD Q2 2024 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 20.00% 21.00% 22.00% 17 Core PTPP-NCO ROAA1 Core PTPP-NCO ROTE1

Net Interest Income 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Pro forma tax equivalent margin calculation excludes purchase accounting accretion and is based upon a pro forma 21% tax rate for all periods presented 3. 2020 - 2022 Core Net Interest Income excludes PPP 18 3.78% 3.72% 3.67% 3.37% 3.18% 3.52% 3.16% 2.88% 3.78% 3.72% 3.59% 3.16% 3.06% 3.38% 3.12% 2.86% 0.08% 0.21% 0.12% 0.14% 0.04% 0.02% Reported NIM (2) PPP & Excess Liquidity Core Net Interest Income (1)(3) 2017 2018 2019 2020 2021 2022 2023 2024 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% $130,000 $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 $230,000 Core Net Interest Margin

62.5% 61.9% 61.4% 60.6% 60.9% 62.4% 66.0% 65.8% 60.8% 60.1% 60.2% 60.7% 63.2% 59.7% 62.0% 65.5% Reported Efficiency Ratio (Noninterest Expense/Tax Equivalent Revenue) Efficiency Ratio (Core Noninterest Expense Excluding PA Shares Tax/Core Tax Equivalent Revenue) (1),(2) 2017 2018 2019 2020 2021 2022 2023 Q2 2024 50.0% 52.5% 55.0% 57.5% 60.0% 62.5% 65.0% 67.5% 70.0% 72.5% 75.0% Efficiency Ratio 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. Based upon a pro forma 21% tax rate for all periods presented. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense. 19 UVSP pays a Bank Share Tax rather than Bank Income Tax to the Commonwealth of Pennsylvania as a result of our type of charter. This amount is included in noninterest expense and increases our efficiency ratio by approximately 180 bps compared to other banks that do not have this tax. UVSP’s effective tax rate would be approximately 400 bps higher if the Bank Shares Tax was included in income tax expense.

Revenue 1. This is a non-GAAP financial measure. Refer to the Appendix for reconciliation. 2. 2022 is a pro forma annualized figure - (YTD Q3/3x4) Revenue = Net Interest Income + Noninterest Income $ (0 00 ) N on-Interest Incom e % of Total R evenue Net Interest Income (excl PPP) Non-Interest Income Non-Interest Income % of Total revenue 2017 2018 2019 2020 (1) 2021 (1) 2022 (1) 2023 YTD 2024 (1) — 60,000 120,000 180,000 240,000 300,000 360,000 —% 10% 20% 30% 40% 50% 20 Commercial, 62.1% Mortgage, 18.6% Univest Capital, 2.5% Wealth, 9.0% Insurance, 7.8% Revenue Revenue by Line of Business (YTD Q2 2024) 1

Fee Income 21 $55,963 $59,240 $60,173 $65,422 $78,328 $83,224 $77,885 $76,824 $46,575 33% 29% 28% 28% 32% 32% 26% 26% 31% Trust / Wealth Fee Income Insurance Fee Income Mortgage Banking Service Charges on Deposit Accounts Other Service Fee Income BOLI Other % of Total Revenue 2016 2017 2018 2019 2020 2021 2022 2023 YTD Q2 2024 $— $12,000 $24,000 $36,000 $48,000 $60,000 $72,000 $84,000 $96,000 —% 10% 20% 30% 40% 50%

Assets and Loans Chart data as of December 31 except for 2024 (6/30) Assets Excluding PPP Loans: 2020 = $5.9B, 2021 = $7.1B and 2022 = $7.2B $ (0 00 ) $4.2B $4.6B $5.0B $5.4B $6.3B $7.1B $7.2B $7.8B $7.9B Net Loans & Leases Total Investment Securities Other Assets Cash and Due From Banks 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 22 Assets Loans by Segment (excluding PPP) $3.3B $3.6B $4.0B $4.4B $4.8B $5.3B $6.1B $6.6B $6.7B Commercial Real Estate Commercial, financial and agricultural Real Estate - Residential Loans to Individuals Lease Financings 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 CAGR = 9.9%

Liabilities and Deposits Chart data as of December 31 except for 2024 (6/30) $ (0 00 ) $3.7B $4.0B $4.4B $4.7B $5.6B $6.3B $6.4B $6.9B $7.0B Interest-Bearing Deposits Noninterest-Bearing Deposits Borrowings Other Liabilities 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $ (0 00 ) $3.3B $3.6B $3.9B $4.4B $5.2B $6.1B $5.9B $6.4B $6.5B DD, Noninterest-Bearing DD, Interest-Bearing Regular Savings Time Deposits 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 23 CAGR = 9.6% Liabilities Deposits

Stable Asset Quality Chart data as of December 31 except for 2024 (6/30) $ (0 00 ) Nonaccrual Loans and Leases ACL/nonaccrual loans and leases 2016 2017 2018 2019 2020 2021 2022 2023 2024 $— $10,000 $20,000 $30,000 $40,000 $50,000 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% 700.0% $ (0 00 ) Nonaccrual & 90+ Past Due Loans and Leases Troubled Debt Restructured Loans and Leases Other Real Estate Owned Repossessed Assets Nonperforming Assets to Total Assets Ratio of Net Charge-offs to Avg Loans and Leases 2016 2017 2018 2019 2020 2021 2022 2023 2024 $— $10,000 $20,000 $30,000 $40,000 $50,000 (0.25)% —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 24 Nonperforming Assets Nonaccrual Loans & Leases

Current Expected Credit Loss (CECL)1 25 1. Reflects the current expected credit loss for loans and leases only; excludes the current expected credit loss for investment securities and unfunded commitments 2020 2021 2022 2023 YTD 2024 Beginning of year Loan and Lease Reserve $ 35,331 $ 83,044 $ 71,924 $ 79,004 $ 85,387 Impact of adoption of CECL 12,922 — — — — Loan Growth and changes in economic related assumptions 36,317 (10,546) 4,327 7,360 1,689 Changes in Specific Reserves 3,122 (361) 6,648 4,420 883 Net Charge-offs (4,648) (213) (3,895) (5,397) (2,215) End of year Loan and Lease Reserve $ 83,044 $ 71,924 $ 79,004 $ 85,387 $ 85,745 Coverage Ratio 0.85% 1.72% 1.36% 1.29% 1.30% 1.28% 2019 2020 2021 2022 2023 YTD 2024 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 1.10%

LIQUIDITY AND CAPITAL

Liquidity and Capital All data in millions, as of 6/30/24 Balance Unused FHLB - Pittsburgh* $ 250.0 $ 1,947.0 Federal Fund Lines (5 Lenders)** — 459.0 FRB - Philadelphia — 306.8 Univest Financial Corp. LOC 1 — 10.0 Total $ 250.0 $ 2,722.8 *FHLB remaining capacity is less outstanding letters of credit and advances **Uncommitted lines ranging from $15mm to $125mm 1 Holding Company Line of Credit with 3rd Party Financial Institution Period Amount 2024 $ 45.2 2025 104.9 2026 131.0 2027 147.5 2028 166.5 2029 35.1 Total $ 630.2 27 Liabilities & Shareholders’ Equity Borrowing Sources – as of 6/30/24 Wholesale Term Funding Maturities – as of 6/30/24 Business Deposits, 30.6% Public Funds Deposits, 14.9% Consumer Deposits, 31.5% Brokered Deposits, 5.6% Other Borrowings, 3.3% Subordinated debt, 1.9% Other Liabilities, 1.2% Shareholders’ Equity, 10.9% $7.9 Billion at 6/30/24

Strong Capital Ratios Provide for Operating Flexibility 28 Tier 1 (Leverage) 8.84% 10.48% 10.13% 10.02% 9.08% 9.13% 9.81% 9.36% 9.74% 5.00% Required Capital Ratio with full Basel III phase-in Univest Financial Corp 2016 2017 2018 2019 2020 2021 2022 2023 6/30/24 —% 2.50% 5.00% 7.50% 10.00% 12.50% Tier 1 (Common/RBC) 9.42% 11.11% 10.88% 11.03% 10.76% 11.08% 10.37% 10.58% 10.72% 8.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp 2016 2017 2018 2019 2020 2021 2022 2023 6/30/24 —% 5.00% 10.00% 15.00% Total (RBC) 12.44% 14.00% 13.70% 13.78% 15.31% 13.77% 13.67% 13.90% 14.09% 10.50% Required Capital Ratio with full Basel III phase-in Univest Financial Corp 2016 2017 2018 2019 2020 2021 2022 2023 6/30/24 —% 5.00% 10.00% 15.00% 20.00% Tangible Common Equity to Tangible Assets 7.97% 9.68% 9.29% 9.59% 8.40% 8.56% 8.49% 8.70% 8.81% 2016 2017 2018 2019 2020 2021 2022 2023 6/30/24 —% 2.50% 5.00% 7.50% 10.00% 12.50% Tier 1 and Common Equity Tier 1 Capital Ratios are the same.

Largest Deposit Relationships 1 – As of 6/30/24 29 Deposits Balance Rank Type (000s) 1 Public Funds 114,081 2 Bus / Corp 76,795 3 Public Funds 71,304 4 Bus / Corp 62,036 5 Bus / Corp 50,068 6 Bus / Corp 37,430 7 Bus / Corp 36,835 8 Public Funds 35,871 9 Public Funds 34,934 10 Public Funds 34,404 11 Public Funds 32,107 12 Bus / Corp 30,873 13 Bus / Corp 29,746 14 Public Funds 29,530 15 Public Funds 28,529 16 Bus / Corp 27,920 17 Bus / Corp 27,370 18 Bus / Corp 26,334 19 Public Funds 25,415 20 Public Funds 24,233 1. Excludes Brokered Deposits and CD’s

Investments Corporate Bonds (in millions) Moody’s Rating Aa3 1.0 Aa2 1.5 Aa1 — Aaa 0.5 A3 14.9 A2 16.0 A1 43.0 Baa2 — Baa1 — WR — N/A — Total 76.9 30 MBS/ CMO 84.9% Other 0.6% Corporate Bonds 14.3% Municipal Bonds 0.3% $486 Million at 6/30/24 Investment Portfolio Corporate Bond Ratings

LOAN PORTFOLIO DETAIL AND CREDIT OVERVIEW

Loan & Lease Detail Chart Data is as of December 31 except for 2024 (6/30) 2020 - 2022 Total Loans excludes PPP 32 1,375 1,542 1,741 2,040 2,459 2,719 3,028 3,303 3,374 823 896 938 947 893 956 1,087 990 1,055 175 176 216 233 243 284 382 394 313 294 342 363 374 381 410 478 517 533 30 28 33 30 27 26 28 28 26 291 322 388 439 488 541 730 909 953 163 184 186 174 167 159 177 179 179 135 130 142 149 165 185 211 247 252 Real estate-commercial Commercial, Financial and Agricultural Real estate-construction Real estate-residential secured for business purpose Loans to individuals Real estate-residential secured for personal purpose Real estate-home equity secured for personal purpose Lease financings 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000

Largest Loan Exposures – As of 6/30/24

Commercial Real Estate and Residential Real Estate Secured for Business Purposes
$4,220M | Avg Loan Size $602K

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	Car Dealerships	Pass	$ 43,886	Southeastern PA
2	CRE - Retail	Pass	$ 39,723	Southeastern PA
3	CRE - Mixed-Use	Pass	$ 39,500	Southeastern PA
4	CRE - Multi-family	Pass	$ 36,641	New Jersey
5	Food Processing & Real Estate Development	Pass	$ 36,542	Southeastern PA
6	Land Subdivision(s)	Pass	$ 34,591	Southeastern PA
7	CRE - Various	Pass	$ 33,832	Central PA
8	CRE - Office	Pass	$ 33,823	Southeastern PA
9	Repair and Maintenance	Pass	$ 33,658	Central PA
10	CRE - Industrial/Warehouse	Pass	$ 33,163	Southeastern PA

Commercial & Industrial
$1,055M | Avg Loan Size $351K

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	Rental and Leasing Services	Pass	$ 45,000	New Jersey
2	Motor Vehicle and Parts Dealers	Pass	$ 44,261	Southeastern PA
3	Private Equity & Special Purpose Entities	Pass	$ 44,000	Southeastern PA
4	Repair and Maintenance	Pass	$ 40,526	New Jersey
5	Private Equity & Special Purpose Entities	Pass	$ 36,500	Southeastern PA
6	Private Equity & Special Purpose Entities	Pass	$ 36,000	Southeastern PA
7	Merchant Wholesalers, Durable Goods	Pass	$ 33,214	Northeastern PA
8	Poultry Farms	Pass	$ 32,429	Central PA
9	Folding Paperboard Box Manufacturing	Pass	$ 30,990	Southeastern PA
10	Credit Intermediation and Other Related Activities	Pass	$ 30,000	New Jersey

Equipment Finance
$252M | Avg Balance per Account $47K

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	School District	---N/A---	$ 2,815	Pennsylvania
2	Storage Facility		$ 1,983	New Jersey
3	School District		$ 1,433	New Jersey
4	School District		$ 1,298	New Jersey
5	Fire Department		$ 1,216	New Jersey
6	Landscaping		$ 1,107	New Hampshire
7	Commercial Equipment		$ 1,023	New Jersey
8	Police Department		$ 981	Pennsylvania
9	School District		$ 976	Pennsylvania
10	School District		$ 970	New Jersey

Consumer Loans
$1,253M | Avg Loan Size $430K (Res Mtg) / $59K (HE) / $24K (Cons)

Rank	Loan Type/Industry	Risk Rating	Exposure (000s)	Geography
1	1-4 Family Residential	---N/A---	$ 6,251	Florida
2	Constr-Perm 10yr ARM 1-4 Family Res.		$ 4,709	Connecticut
3	1-4 Family Residential		$ 3,786	Connecticut
4	1-4 Family Residential		$ 3,320	South Carolina
5	1-4 Family Residential		$ 3,233	Pennsylvania
6	Constr-Perm 10yr ARM 1-4 Family Res.		$ 3,092	Pennsylvania
7	1-4 Family Residential		$ 3,075	Florida
8	1-4 Family Residential		$ 2,990	New Jersey
9	Constr-Perm 7yr ARM 1-4 Family Res.		$ 2,990	Pennsylvania
10	1-4 Family Residential		$ 2,982	New Jersey

33

Loan Portfolio Overview – As of 6/30/24

Industry Description	Total Outstanding Balance		% of Commercial Loan Portfolio
CRE - Retail	$	463,491	8.8 %
Animal Production		375,487	7.1
CRE - Multi-family		325,585	6.2
CRE - Office		298,039	5.6
CRE - 1-4 Family Residential Investment		296,044	5.6
CRE - Industrial / Warehouse		251,100	4.8
Hotels & Motels (Accommodation)		191,217	3.6
Education		173,353	3.3
Specialty Trade Contractors		171,939	3.3
Nursing and Residential Care Facilities		148,501	2.8
Motor Vehicle and Parts Dealers		129,299	2.5
Homebuilding (tract developers, remodelers)		125,566	2.4
Merchant Wholesalers, Durable Goods		122,533	2.3
Repair and Maintenance		119,142	2.3
CRE - Mixed-Use - Residential		113,672	2.2
Crop Production		103,513	2.0
Wood Product Manufacturing		88,586	1.7
Rental and Leasing Services		82,505	1.6
Real Estate Lenders, Secondary Market Financing		82,330	1.6
Religious Organizations, Advocacy Groups		74,855	1.4
Personal and Laundry Services		72,545	1.4
Fabricated Metal Product Manufacturing		72,314	1.4
CRE - Mixed-Use - Commercial		71,697	1.4
Merchant Wholesalers, Nondurable Goods		71,029	1.3
Amusement, Gambling, and Recreation Industries		69,393	1.3
Private Equity & Special Purpose Entities (except 52592)		69,086	1.3
Food Services and Drinking Places		67,600	1.3
Administrative and Support Services		67,470	1.3
Miniwarehouse / Self-Storage		65,136	1.2
Food Manufacturing		58,430	1.1
Truck Transportation		54,629	1.0
Industries with >$50 million in outstandings	**$**	**4,476,086**	**84.9 %**
Industries with <$50 million in outstandings	$	798,992	15.1 %
Total Commercial Loans	**$**	**5,275,078**	**100.0 %**

Consumer Loans and Lease Financings	Total Outstanding Balance	
Real Estate-Residential Secured for Personal Purpose	$	952,665
Real Estate-Home Equity Secured for Personal Purpose		179,150
Loans to Individuals		26,430
Lease Financings		251,514
Total Consumer Loans and Lease Financings	**$**	**1,409,759**
Total	**$**	**6,684,837**

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Credit Infrastructure 35 Approval Process Credit / Risk Owns Borrower Risk Risk Assessment/Analysis Portfolio Risk Assessment Credit Risk Structure Underwriting Process Approval Sign-Off Independent Loan Review Line of Business Owns Borrower Relationship Business/Industry Expertise or Analysis Transaction Structure Negotiations Term Sheet Shared Approval Process RISK Management Process Experienced credit team Conservative credit culture Centralized credit underwriting process Significant Management oversight via committee approvals for $10 million or greater

• Limited single signature lending authority (commercial exposures less than $1.5MM). Joint signature up to $10.0MM, then management level loan committee for the largest exposures. ◦ Itemized report of all closed loans of $500K or more reported weekly to Officers Loan Committee. • Robust independent loan review process, using team based audits with risk based scope. • Generally, lending is in Pennsylvania, Delaware, New Jersey and Maryland. • Management of risk appetite through quarterly reporting to Enterprise Risk Management Committee of the Board (“ERM”). ◦ In-House commercial concentrations levels vs. policy limits, out of market lending report, largest commercial borrowers, regulatory concentrations vs. risk based capital, CRE regulatory guidance report. • CRE portfolio trends and market analysis, with stress testing, presented annually to ERM Committee, meeting regulatory expectations for portfolio stress testing. • Independent departments for appraisal and environmental report ordering, construction loan disbursement and monitoring. • Chief Risk Officer reports directly to the Board of Directors. Credit Overview 36

LINE OF BUSINESS OVERVIEW

Commercial Banking • As of 6/30/24, 91 lenders, relationship managers and portfolio managers operating in four divisions established by geography: ◦ East Penn and New Jersey: Bucks, Montgomery, Chester, Delaware, Berks, Philadelphia, Lehigh and Northampton counties in Pennsylvania and Cape May, Atlantic and Burlington counties in New Jersey ◦ Central PA: Lancaster, York, Cumberland, Lebanon and Dauphin counties ◦ Western PA: Allegheny, Beaver, Butler, Fayette, Washington and Westmoreland counties ◦ Maryland: Baltimore, Baltimore City, Howard and Anne Arundel counties • Average loan size ◦ Commercial real estate - $602K ◦ C&I - $351K ◦ Tax-exempt - $1.3M • Commercial customer base provides large opportunity for cross-sell of cash management (deposits), wealth management and insurance products and services Tax-Exempt, 3.3% C&I, 18.8% Commercial Real Estate, 77.9% $4.7 billion, represents 78.9% of loans *includes $533 million of Residential Real Estate secured for Business Purpose 38 Commercial Banking Commercial Loan Detail as of 6/30/24

Consumer Banking • 27 financial service centers located in Bucks, Lancaster, Lehigh, Montgomery, Northampton and Philadelphia counties in PA; also operating 10 retirement centers in Bucks and Montgomery counties and 12 Regional Centers (Deposit Taking) • Proactively addressed continued reduction in transactional volume by closing 22 financial centers and 4 retirement centers since September 2015; Reinvesting savings in our digital solutions and expanded operating footprint • Financial centers staffed by combination of personal bankers and tellers, providing both transaction and consultative services augmented by technology • Focused on creating seamless customer experience between in-person and digital • Growth strategy focused on obtaining consumer business from commercial customers and their employee base 39

Mortgage Banking • As of 6/30/24, 48 Loan Officers predominately operating in Bank’s core footprint • Primarily agency lender: FNMA, FHLMC, FHA, VA and USDA ◦ FNMA and FHLMC eligible loans sold with servicing retained ◦ GNMA issuer ◦ FHA, VA and USDA loans currently sold primarily to correspondents with servicing released; we will be ramping up in-house securitization with servicing retained ◦ Portfolio primarily non-conforming (size) hybrid ARMs • $895.5 million in loans serviced for others as of 6/30/24; $5.5 million in mortgage servicing rights ◦ $3.4 million in net gain generated from the sale of mortgage servicing rights related to $591.1 million of serviced loans in Q1 2024 • Residential mortgages (includes home equity loans) on balance sheet of $1.1 billion or 16.9% of total loans as of 6/30/24 Chart data for the year ended December 31 except for 2024 (6/30) 40 $ (0 00 ) M SR A sset V alue ($000) Agency Correspondent Portfolio MSR Asset 2016 2017 2018 2019 2020 2021 2022 2023 2024 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 $9,000 Mortgage Banking Residential Mortgage Originations

Univest Capital, Inc. • Equipment financing business with $252 million in lease receivables as of 6/30/24 • Average lease size $47,000 typically with four-year term • Primary industries served: health care, education, automotive, golf/turf, C&I equipment and energy • Manage residual risk by primarily using $1 buyout leases and equipment finance agreements (~$1.5 million of residuals as of 6/30/24) Chart data as of December 31 except for 2024 (6/30) 41 $ (0 00 ) Y ield Commercial Government Yield 2016 2017 2018 2019 2020 2021 2022 2023 2024 — 40,000 80,000 120,000 160,000 200,000 240,000 280,000 —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% Univest Capital Lease Financing

Wealth Management • Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust • The wealth management division operates under the Girard brand (i.e., Girard Advisory Services, LLC, Girard Benefits Group, LLC, Girard Pension Services, LLC, Girard Investment Services, LLC) • Organic growth supplemented by acquisition ◦ Trust powers obtained in 1928 ◦ Broker / Dealer acquired in 1999 ◦ Municipal pension operation acquired in 2008 ◦ Registered investment advisor, Girard Partners, acquired in 2014 • $5.0 billion in assets under management/ supervision at 6/30/24 Chart data as of December 31 except for 2024 (6/30) $ (0 00 ) RIA & Pension Services Broker/Dealer Trust 2016 2017 2018 2019 2020 2021 2022 2023 2024 — 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 4,500,000 5,000,000 5,500,000 42 Wealth Management Assets Under Management

Insurance • Independent insurance agency with more than 60 carrier relationships • Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions • Built via a series of eight acquisitions beginning in 2000 • Agent for written premiums of $218 million as of 6/30/24. Chart data as of December 31 except for 2024 (6/30) $ (0 00 ) Commercial Personal Employee Benefits 2016 2017 2018 2019 2020 2021 2022 2023 2024 — 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 250,000 43 Insurance Agent Written Premiums

APPENDIX (Non-GAAP Reconciliations)

Appendix – Non-GAAP Reconciliations

$s in millions	2017	2018	2019	2020	2021	2022	2023	YTD Q2 2024
1. Tangible Common Equity								
Shareholders' Equity	$ 603,374	$ 624,133	$ 675,122	$ 692,472	$ 773,794	$ 776,500	$ 839,208	$ 854,137
Less: Goodwill	172,559	172,559	172,559	172,559	175,510	175,510	175,510	175,510
Less: Other Intangibles [1]	7,357	5,264	3,815	2,580	4,210	3,251	2,405	2,157
Tangible Common Equity	$ 423,458	$ 446,310	$ 498,748	$ 517,333	$ 594,074	$ 597,739	$ 661,293	$ 676,470
2. Average Tangible Common Equity								
Average Shareholders' Equity	$ 527,087	$ 612,197	$ 652,453	$ 668,201	$ 734,456	$ 771,499	$ 805,667	$ 843,559
Less: Average Goodwill	172,559	172,559	172,559	172,559	172,810	175,510	175,510	175,510
Less: Average Other Intangibles [1]	8,751	6,258	4,548	3,181	2,338	3,694	2,802	2,271
Average Tangible Common Equity	$ 345,777	$ 433,380	$ 475,346	$ 492,461	$ 559,308	$ 592,295	$ 627,355	$ 665,778
3. Core Net Interest Income excluding PPP								
Net Interest Income	$ 143,176	$ 158,062	$ 169,232	$ 174,361	$ 188,383	$ 218,297	$ 219,997	$ 102,494
Tax Equivalent Interest Income [2]	5,637	2,649	2,594	2,466	2,128	1,915	1,199	567
Net Interest Income Tax Equivalent	$ 148,813	$ 160,711	$ 171,826	$ 176,827	$ 190,511	$ 220,212	$ 221,196	$ 103,061
Less: PPP Net Interest Income	—	—	—	7,862	15,032	797	—	—
Core Net Interest Income excluding PPP	$ 148,813	$ 160,711	$ 171,826	$ 168,965	$ 175,479	$ 219,415	$ 221,196	$ 103,061
4. Core Noninterest Expense & Core Noninterest Expense, excluding PA shares tax								
Noninterest expense	$ 130,713	$ 137,239	$ 146,090	$ 154,998	$ 167,409	$ 186,774	$ 197,362	$ 98,782
Less: Restructuring costs	—	571	—	1,439	—	184	1,519	—
Plus: FDIC Small Bank Assessment Credit	—	—	1,102	—	—	—	—	—
Plus: Capitalized compensation for PPP Loans	—	—	—	1,280	616	—	—	—
Less: Digital transformation	—	—	—	—	—	3,806	1,558	—
Less: Market Expansions	—	—	—	—	—	705	4,025	—
Core Noninterest Expense	$ 130,713	$ 136,668	$ 147,192	$ 154,839	$ 168,025	$ 182,079	$ 190,260	$ 98,782
Less: Bank Capital Stock Tax Expense	3,644	3,857	3,895	4,376	4,728	4,833	5,038	2,800
Core Noninterest Expense, excl PA shares tax	$ 127,069	$ 132,811	$ 143,297	$ 150,463	$ 163,297	$ 177,246	$ 185,222	$ 95,982

1. Amount does not include mortgage servicing rights
2. Based upon a pro forma 21% tax rate for all periods presented.

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Appendix – Non-GAAP Reconciliations (cont.)

$s in millions	2017	2018	2019	2020	2021	2022	2023	YTD Q2 2024
5. Core Tax Equivalent Revenue								
Total Revenue	$ 202,416	$ 218,235	$ 234,654	$ 252,689	$ 271,607	$ 296,182	$ 296,821	$ 149,069
Plus: Tax Equivalent Adjustment	6,697	3,493	3,439	3,248	3,186	2,922	2,046	1,080
Tax Equivalent Revenue [1]	$ 209,113	$ 221,728	$ 238,093	$ 255,937	$ 274,793	$ 299,104	$ 298,867	$ 150,149
Less: BOLI Death Benefits (Tax Equivalent)	—	715	—	—	1,392	1,237	—	216
Less: Gain on Sale of MSRs	—	—	—	—	—	—	—	3,411
Less: PPP Net Interest Income	—	—	—	7,862	15,032	797	—	—
Core Tax Equivalent Revenue	$ 209,113	$ 221,013	$ 238,093	$ 248,075	$ 258,369	$ 297,070	$ 298,867	$ 146,522
6. Core Pre-Tax Pre-Provision Income less Net Charge-offs ("PTPP-NCO")								
Pre-Tax Income	$ 61,811	$ 60,686	$ 80,053	$ 56,897	$ 114,330	$ 97,210	$ 88,689	$ 48,148
Plus: Provision for Credit Losses	9,892	20,310	8,511	40,794	(10,132)	12,198	10,770	2,139
Less: BOLI Death Benefits	889	446	—	—	1,101	977	—	171
Plus: Restructuring Charges	—	571	—	1,439	—	184	1,519	—
Less: Net Charge-offs	5,836	12,501	2,551	4,648	213	3,895	5,397	2,215
Less: FDIC Small Bank Assessment Credit	—	—	1,102	—	—	—	—	—
Less: PPP Activity	—	—	—	9,142	15,648	797	—	—
Plus: Digital transformation	—	—	—	—	—	3,806	1,558	—
Less: Gain on Sale of MSRs	—	—	—	—	—	—	—	3,411
Plus: Market Expansions	—	—	—	—	—	705	3,182	—
Core PTPP-NCO	$ 64,978	$ 68,620	$ 84,911	$ 85,340	$ 87,236	$ 108,434	$ 100,321	$ 44,490
Plus: Intangible expense	2,582	2,166	1,595	1,216	979	1,293	938	375
Core PTPP-NCO excluding intangible expense	$ 67,560	$ 70,786	$ 86,506	$ 86,556	$ 88,215	$ 109,727	$ 101,259	$ 44,865
7. Average Interest Earning Assets excluding Excess Liquidity and PPP Loans								
Average Interest Earning Assets	$ 3,938,520	$ 4,321,322	$ 4,783,680	$ 5,594,910	$ 6,232,133	$ 6,520,116	$ 7,096,690	$ 7,246,908
Less: Average PPP Loans	—	—	—	342,920	281,484	7,939	—	—
Less: Average Excess Liquidity [2]	—	94,669	101,760	234,372	436,351	285,875	90,309	62,695
Avg Int Earning Assets excl. Excess Liq. & PPP	$ 3,938,520	$ 4,226,653	$ 4,681,920	$ 5,017,618	$ 5,514,298	$ 6,226,302	$ 7,006,381	$ 7,184,213
8. Average Assets Excluding PPP								
Average Assets	$ 4,356,540	$ 4,737,772	$ 5,224,583	$ 6,006,877	$ 6,655,443	$ 6,956,292	$ 7,557,058	$ 7,709,058
Less: Average PPP Loans	—	—	—	342,920	281,484	7,939	—	—
Average Assets Excluding PPP	$ 4,356,540	$ 4,737,772	$ 5,224,583	$ 5,663,957	$ 6,373,959	$ 6,948,353	$ 7,557,058	$ 7,709,058
9. Total Loans excluding PPP								
Total Loans	$ 3,620,067	$ 4,006,574	$ 4,386,836	$ 5,306,841	$ 5,310,017	$ 6,123,230	$ 6,567,214	$ 6,684,837
Less: PPP Loans	—	—	—	483,773	31,748	2,147	—	—
Total Loans excluding PPP	$ 3,620,067	$ 4,006,574	$ 4,386,836	$ 4,823,068	$ 5,278,269	$ 6,121,083	$ 6,567,214	$ 6,684,837

1. Based upon a pro forma 21% tax rate for all periods presented.
2. Excess liquidity is defined by Management as Interest Earning Deposits with Other Banks greater than $40 million

46